UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                     December 18, 2003 (December 18, 2003)


                             ---------------------

                               THE STANLEY WORKS

             (Exact name of registrant as specified in its charter)

          CONNECTICUT                   1-5244                 06-0548860
 (State or other Jurisdiction  (Commission File Number)       (IRS Employer
       of Incorporation)                                 Identification Number)

          1000 STANLEY DRIVE                              06053
       NEW BRITAIN, CONNECTICUT                        (Zip Code)
    (Address of principal executive
               offices)


                         Registrant's telephone number,
                      including area code: (860) 225-5111

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.    OTHER EVENTS

         The Stanley Works today announced a recommended offer to acquire 100% of the outstanding share capital of Blick plc, a leading U.K. integrator of security solutions, communication, and time management solutions to the commercial and industrial sectors, for (pound)3.00 (U.S.$5.30) per Blick share in cash.

         The offer values the whole of Blick's existing issued share capital at (pound)93.5 million (US$165.1 million).

         A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)     EXHIBITS.


Exhibit No.    Description

99.1 Press release, dated December 18, 2003, issued by The Stanley Works, announcing a recommended offer to acquire 100% of the outstanding share capital of Blick plc.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE STANLEY WORKS


                                              /s/ Bruce H. Beatt

Date:  December 18, 2003                      Name:  Bruce H. Beatt
                                              Title: Vice President, General
                                                     Counsel and Secretary



                                 EXHIBIT INDEX

Exhibit
Number                            Description

  99.1 Press release, dated December 18, 2003, issued by The Stanley Works, announcing a recommended offer to acquire 100% of the outstanding share capital of Blick plc.